                                                                    Exhibit 99.1

                          [CORNERSTONE PROPERTIES LOGO]

                                 FOURTH QUARTER

                                      1999

                              SUPPLEMENTAL PACKAGE

THIS SUPPLEMENTAL PACKAGE CONTAINS FORWARDLOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. FORWARDLOOKING STATEMENTS ARE INHERENTLY
SUBJECT TO RISKS AND UNCERTAINTIES, MANY OF WHICH CANNOT BE PREDICTED WITH ACCURACY, THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF CORNERSTONE TO DIFFER MATERIALLY FROM THOSE REFLECTED IN SUCH FORWARDLOOKING STATEMENTS. INFORMATION CONTAINED IN THIS SUPPLEMENTAL PACKAGE REGARDING CURRENT AND FUTURE MARKET CONDITIONS IS BASED ON CORNERSTONE'S ASSESSMENT OF REAL ESTATE MARKETS AS OF THIS DATE AND IS SUBJECT TO THE UNCERTAINTIES INHERENT IN SUCH AN ASSESSMENT. IN PARTICULAR, BUT NOT EXCLUSIVELY, NATIONAL AND REGIONAL ECONOMIC CONDITIONS, THE RATE OF NEW CONSTRUCTION, AND DEMAND AND SUPPLY IN A GIVEN MARKET WILL AFFECT LEASING ACTIVITY, PROJECTED RENTS AND THE COST OF LEASE RENEWALS.

                                                                   MARCH 3, 2000

                                TABLE OF CONTENTS


                                                                                   PAGE

FINANCIAL HIGHLIGHTS

      Key Financial Data                                                              1
      Statements of Operations                                                        2
      Funds from Operations Statements                                                3
      Balance Sheets                                                                  4
      Same Store Results and Analysis                                                 5
      Joint Venture Information / Net Effective Square Footage                     6 -7
      Developments                                                                    8
      Debt Summary                                                                    9
      Debt Maturity Schedule                                                         10

PORTFOLIO DATA

      Regional Summary                                                               11
      Summary of MSA's                                                               12
      Occupancy Summary                                                              13
      25 Largest Tenants                                                             14
      Lease Expiration Schedule                                                      15
      Rollover of Top 10 Markets                                                     16
      Portfolio by SIC Code                                                          17
      Office Property Statistics                                                18 - 19

OFFICE MARKET GRAPHS

      Major U.S. Office Market Summary                                               20
      The Company's 20 Largest Markets                                               21
      Company's 20 Largest Markets / Vacancy Rates--Class A vs. All                  22


                              FINANCIAL HIGHLIGHTS

KEY FINANCIAL DATA
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                 FOR THE THREE MONTHS ENDED OR AS OF
                                                                 -----------------------------------
                                                               12/31/98         3/31/99         6/30/99
                                                               --------         -------         -------
SHARES AND UNITS:
Common Shares Outstanding                                   128,210,784     128,210,784     128,414,387
Units Outstanding                                            20,333,607      20,333,607      20,333,607
                                                           ------------    ------------    ------------
Combined Shares and Units                                   148,544,391     148,544,391     148,747,994
                                                           ------------    ------------    ------------
Weighted Average--Basic                                     113,236,128     148,544,391     148,593,864
Weighted Average--Diluted                                   117,272,225     152,589,283     152,698,711

SHARE PRICE & DIVIDENDS
At the end of the period                                   $     15.625    $     14.625    $     15.875
High during period                                               16.000          16.500          16.938
Low during period                                                14.063          14.250          14.250
Dividends declared                                                 0.30            0.30            0.30

MARKET CAPITALIZATION:
Market Value of Common Equity                              $  2,321,006    $  2,172,462    $  2,361,374
Preferred Equity                                                 50,000          50,000          50,000
Total Debt                                                    1,997,474       1,983,148       1,986,593
                                                           ------------    ------------    ------------
Total Market Capitalization                                $  4,368,480    $  4,205,610    $  4,397,967
                                                           ------------    ------------    ------------
Total Debt / Total Market Capitalization                           45.7%           47.2%           45.2%

SELECTED BALANCE SHEET DATA
Book Value of Real Estate Assets (before accum depr) (a)   $  4,371,949    $  4,392,109    $  4,299,160
Total Assets                                                  4,281,984       4,282,226       4,263,124
Total Liabilities                                             2,138,309       2,102,565       2,093,280
Total Minority Interests                                        306,808         311,369         308,812
Total Shareholders' Equity                                    1,836,867       1,868,292       1,861,032

SELECTED OPERATING DATA
Total Revenues                                             $    102,402    $    151,765    $    153,629
Net--Straight Line revenue/expense adjustment                     4,380           6,980           6,712
Capitalized Interest                                                 29             311             376
Scheduled Principal Payments                                        N/A             N/A             N/A
Property NOI                                                     65,929          99,636         103,209
Property Operating Margin                                          65.0%           66.1%           66.5%
General & Administrative Expense                                  4,226           6,136           6,435
G & A as a percentage of total revenues                             4.1%            4.0%            4.2%

EBITDA
EBITDA--(including Joint Ventures)                               64,630          95,951          98,042
EBITDA per weighted average share--basic                           0.57            0.65            0.66
EBITDA per weighted average share--diluted                         0.55            0.63            0.64

RATIOS
Interest Coverage Ratio                                             3.3             2.7             2.8
Fixed Charge Coverage Ratio                                         2.6             2.7             2.7

FFO
Funds From Operations--basic (b)                                 43,285          59,363          60,382
FFO per weighted average share--basic                              0.38            0.40            0.41
FFO per weighted average share diluted                             0.37            0.39            0.40
FFO payout ratio--diluted                                           81%             77%             75%

FAD
Funds Available for Distribution (c)                             35,262          45,956          46,981
FAD per weighted average share--basic                              0.31            0.31            0.32
FAD per weighted average share--diluted                            0.30            0.30            0.31
FAD payout ratio--diluted                                            96%             97%             95%

PORTFOLIO STATISTICS:
Buildings Owned                                                      96              96              96
Total Square Footage (d)                                     20,250,990      20,224,471      20,223,365
Leased at End of Quarter (d)                                       95.0%           96.0%           97.0%
Parking Facilities                                                  N/A             N/A             N/A
Number of Spaces                                                    N/A             N/A             N/A
Residential Properties                                              N/A             N/A             N/A
Number of Units                                                     N/A             N/A             N/A



                                                           FOR THE THREE MONTHS ENDED OR AS OF
                                                           -----------------------------------
                                                                 9/30/99        12/31/99
                                                                 -------        --------
SHARES AND UNITS:
Common Shares Outstanding                                    129,610,536     129,252,303
Units Outstanding                                             19,131,785      19,131,785
                                                            ------------    ------------
Combined Shares and Units                                    148,742,321     148,384,088
                                                            ------------    ------------
Weighted Average--Basic                                      148,648,281     148,681,127
Weighted Average--Diluted                                    152,792,806     152,617,790

SHARE PRICE & DIVIDENDS
At the end of the period                                    $     15.250    $     14.625
High during period                                                16.063          15.438
Low during period                                                 15.125          13.063
Dividends declared                                                  0.30            0.30

MARKET CAPITALIZATION:
Market Value of Common Equity                               $  2,268,320    $  2,170,117
Preferred Equity                                                  50,000          50,000
Total Debt                                                     1,875,471       1,777,331
                                                            ------------    ------------
Total Market Capitalization                                 $  4,193,791    $  3,997,448
                                                            ------------    ------------
Total Debt / Total Market Capitalization                            44.7%           44.5%

SELECTED BALANCE SHEET DATA
Book Value of Real Estate Assets (before accum depr) (a)    $  4,126,711    $  4,013,360
Total Assets                                                   4,155,152       4,170,228
Total Liabilities                                              2,028,923       1,890,636
Total Minority Interests                                         287,172         307,098
Total Shareholders' Equity                                     1,839,057       1,972,494

SELECTED OPERATING DATA
Total Revenues                                              $    156,539    $    155,515
Net  Straight Line revenue/expense adjustment                      6,292           5,822
Capitalized Interest                                                 265             499
Scheduled Principal Payments                                         N/A             N/A
Property NOI                                                     103,356         102,896
Property Operating Margin                                           65.9%           66.4%
General & Administrative Expense                                   7,225           7,210
G & A as a percentage of total revenues                              4.6%            4.6%

EBITDA
EBITDA--(including Joint Ventures)                                98,516          99,937
EBITDA per weighted average share--basic                            0.66            0.67
EBITDA per weighted average share--diluted                          0.64            0.65

RATIOS
Interest Coverage Ratio                                              2.8             2.9
Fixed Charge Coverage Ratio                                          2.7             2.8

FFO
Funds From Operations--basic (b)                                  60,587          62,840
FFO per weighted average share--basic                               0.41            0.42
FFO per weighted average share diluted                              0.40            0.41
FFO payout ratio--diluted                                             75%             73%

FAD
Funds Available for Distribution (c)                              47,718          51,109
FAD per weighted average share--basic                               0.32            0.34
FAD per weighted average share--diluted                             0.31            0.33
FAD payout ratio--diluted                                             93%             87%

PORTFOLIO STATISTICS:
Buildings Owned                                                       89              85
Total Square Footage (d)                                      18,777,068      17,253,102
Leased at End of Quarter (d)                                        98.0%           97.0%
Parking Facilities                                                   N/A             N/A
Number of Spaces                                                     N/A             N/A
Residential Properties                                               N/A             N/A
Number of Units                                                      N/A             N/A


(a) Includes net book value of assets held for sale as of the balance sheet date.

(b) The White Paper on Funds from Operations ("FFO") approved by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") in March 1995 defines Funds from Operations as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring and sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

(c) Funds Available for Distribution ("FAD") is defined as Funds from Operations minus the average of recurring tenant leasing costs for the last five years times the five year average quarterly lease expirations adjusted for minority interest, minus recurring capital expenditures adjusted for minority interest and straightline rents adjusted for minority interest.

(d) Adjusted for Minority Interest.

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
     FOR THE THREE MONTHS AND TWELVE MONTHS ENDED DECEMBER 31, 1999 AND 1998
             (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                    (UNAUDITED)  (UNAUDITED)  (UNAUDITED)
                                                                   THREE MONTHS THREE MONTHS TWELVE MONTHS TWELVE MONTHS
                                                                       ENDED        ENDED        ENDED         ENDED
                                                                   DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                       1999         1998          1999          1998
                                                                   ------------ ------------  ------------  ------------

REVENUES
       Office and parking rentals                                     $ 151,900    $  98,748    $ 607,409    $ 338,515
       Earnings in joint ventures                                           212        1,270          898       11,420
       Interest and other income                                          3,403        2,384        9,141        9,551
                                                                      ---------    ---------    ---------    ---------
           TOTAL REVENUES                                               155,515      102,402      617,448      359,486
                                                                      ---------    ---------    ---------    ---------
EXPENSES
       Building operating expenses                                       34,587       22,716      132,630       75,663
       Real estate taxes                                                 15,946       11,860       71,554       46,760
       Interest expense                                                  33,560       19,809      137,759       67,533
       Depreciation and amortization                                     24,233       16,717       96,726       59,278
       General and administrative                                         7,210        4,226       27,006       12,939
                                                                      ---------    ---------    ---------    ---------
           TOTAL EXPENSES                                               115,536       75,328      465,675      262,173
                                                                      ---------    ---------    ---------    ---------
                                                                         39,979       27,074      151,773       97,313
                                                                      ---------    ---------    ---------    ---------
OTHER INCOME (EXPENSES)
      Carrying value in excess of market value of assets
           held for sale                                                  1,292          --            --           --
      Gain (loss) on sale of real estate assets                         121,902          248      131,034       (2,076)
                                                                      ---------    ---------    ---------    ---------
           TOTAL OTHER INCOME (EXPENSES)                                123,194          248      131,034       (2,076)
                                                                      ---------    ---------    ---------    ---------
MINORITY INTEREST
     Minority interest in operating partnership                         (20,327)      (1,422)     (34,982)      (2,850)
     Minority interest in joint ventures                                 (1,800)      (1,365)      (5,755)      (4,619)
                                                                      ---------    ---------    ---------    ---------
           TOTAL MINORITY INTEREST                                      (22,127)      (2,787)     (40,737)      (7,469)
                                                                      ---------    ---------    ---------    ---------
Income before cumulative effect of a change in accounting principle
      and extraordinary loss                                            141,046       24,535      242,070       87,768
                                                                      ---------    ---------    ---------    ---------
Cumulative effect of a change in accounting principle                                                (630)
Extraordinary loss                                                       (7,432)      (2,034)     (10,787)      (4,303)
                                                                      ---------    ---------    ---------    ---------
NET INCOME                                                            $ 133,614    $  22,501    $ 230,653    $  83,465
                                                                      =========    =========    =========    =========
INCOME APPLICABLE TO PREFERRED STOCK                                  $    (875)   $    (875)   $  (3,500)   $  (3,500)
                                                                      =========    =========    =========    =========
INCOME APPLICABLE TO COMMON STOCK                                     $ 132,739    $  21,626    $ 227,153    $  79,965
                                                                      =========    =========    =========    =========
INCOME BEFORE CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING
      PRINCIPLE AND EXTRAORDINARY LOSS PER COMMON SHARE               $    1.08    $    0.22    $    1.85    $    0.84
                                                                      =========    =========    =========    =========
CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE
      AND EXTRAORDINARY LOSS PER COMMON SHARE                         $   (0.06)   $   (0.02)   $   (0.09)   $   (0.04)
                                                                      =========    =========    =========    =========
BASIC INCOME PER COMMON SHARE                                         $    1.02    $    0.20    $    1.76    $    0.80
                                                                      =========    =========    =========    =========
DILUTED INCOME PER COMMON SHARE                                       $    1.00    $    0.20    $    1.74    $    0.80
                                                                      =========    =========    =========    =========


               CORNERSTONE PROPERTIES INC.
                  FUNDS FROM OPERATIONS
                DECEMBER 31, 1999 AND 1998


                                                    Three Months  Three Months  Twelve Months Twelve Months
                                                       Ended         Ended         Ended         Ended
                                                    December 31,  December 31,  December 31,  December 31,
                                                        1999          1998         1999          1998
                                                      ---------    ---------    ---------    ---------
                                                           (in thousands, except per share amounts)

Net Income                                            $ 133,614    $  22,501    $ 230,653    $  83,465

 NAREIT Adjustments:
         Depreciation and Amortization (1)               24,233       16,717       96,726       59,278
         Minority Adjustments                              (759)        (705)      (2,686)      (2,120)
         Unconsolidated Depreciation (2)                    384          500        1,507        4,054
         Cumulative Effect of a Change in
              Accounting Principle                                        --          630           --
         Impairment Costs                                (1,292)          --           --           --
         (Gain) Loss on Sale of Assets                 (121,902)        (248)    (131,034)       2,076
         Extraordinary Losses                             7,432        2,034       10,787        4,303

 Other Adjustments:
         Amortization on Rent Notes                                      398           --        1,531
         Severance Payments                                 614          478          861          478
         Minority Interest Allocated to Unitholders      20,327        1,424       34,982        2,850
                                                      ---------    ---------    ---------    ---------
 Funds From Operations                                $  62,651    $  43,099    $ 242,426    $ 155,915

Interest Expense On Convertible Note                        188          186          745          790
                                                      ---------    ---------    ---------    ---------
 Funds From Operations                                $  62,839    $  43,285    $ 243,171    $ 156,705
                                                      =========    =========    =========    =========

Weighted Average Shares/Units Outstanding               148,681      113,236      148,655      103,882
Weighted Average Diluted Shares/Units Outstanding       152,618      117,272      108,052
                                                                                               152,676
 FFO Per Share/Unitbasic                              $    0.42    $    0.38    $    1.64    $    1.51
                                                      =========    =========    =========    =========
 FFO Per Share/Unitdiluted                            $    0.41    $    0.37    $    1.59    $    1.45
                                                      =========    =========    =========    =========


(1) For the three months ended December 31, 1999, the depreciation and amortization adjustment includes $990,000 of amortization relating to the intangible management and development company assets that were acquired as part of the Wilson Acquistion. For the twelve months ended December 31, 1999, the depreciation and amortization adjustment includes $3,959,000 of amortization relating to the intangible management and development company assets that were acquired as part of the Wilson Acquistion.

(2) For the three months ended December 31, 1999, the unconsolidated depreciation adjustment includes $170,000 of amortization relating to the intangible management and development company assets that were acquired as part of the Wilson Acquistion. For the twelve months ended December 31, 1999, the unconsolidated depreciation adjustment includes $678,000 of amortization relating to the intangible management and development company assets that were acquired as part of the Wilson Acquistion.

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998
                          (DOLLAR AMOUNTS IN THOUSANDS)


                                                                              (UNAUDITED)
                                                                                  1999            1998
                                                                              -----------      -----------
ASSETS
Developments in progress:
       Land                                                                   $    46,132      $    10,437
       Development costs                                                           17,000            2,519
Rental Property, at cost:
       Land                                                                       646,852          702,840
       Buildings, leasehold interests and improvements                          3,084,466        3,403,152
       Deferred lease costs                                                       157,015          143,188
                                                                              -----------      -----------
                                                                                3,951,465        4,262,136
       Less: Accumulated depreciation and amortization                            290,998          286,664
                                                                              -----------      -----------
          Total Development and Rental Property                                 3,660,467        3,975,472

Assets held for sale                                                               62,185           77,568
Cash and cash equivalents                                                          19,679           61,869
Restricted cash                                                                   222,043            9,114
Investment in joint ventures                                                       31,725           31,500
Other deferred costs, net of accumulated amortization of $7,092 and $999           42,655           47,807
Deferred tenant receivables                                                        77,243           53,489
Tenant and other receivables, net                                                  14,725           10,326
Other assets                                                                       39,506           14,839
                                                                              -----------      -----------
TOTAL ASSETS                                                                  $ 4,170,228      $ 4,281,984
                                                                              ===========      ===========

LIABILITIES
Longterm debt, inclusive of $16,149 and $25,031 of unamortized premium        $ 1,448,331      $ 1,532,474
Credit facility                                                                   329,000          465,000
Accrued interest                                                                   10,961           10,933
Accrued real estate taxes                                                          16,457           16,395
Accounts payable and accrued expenses                                              45,006           51,454
Distributions payable                                                                  --           38,163
Unearned revenue and other liabilities                                             40,881           23,890
                                                                              -----------      -----------
TOTAL LIABILITIES                                                               1,890,636        2,138,309
                                                                              -----------      -----------

MINORITY INTEREST
Minority interest in operating partnership                                        284,566          283,388
Minority interest in joint ventures                                                22,532           23,420
                                                                              -----------      -----------
TOTAL MINORITY INTEREST                                                           307,098          306,808
                                                                              -----------      -----------

Commitments and contingencies
Redeemable preferred stock; 344,828 shares authorized;
   0 shares issued and outstanding                                                     --               --

STOCKHOLDERS' EQUITY
7% Cumulative convertible preferred stock, $16.50 stated value;
   65,000,000 shares authorized; 3,030,303 shares issued and outstanding           50,000           50,000
Common stock, no par value; 250,000,000 shares authorized;
   129,610,536 shares issued and 129,252,303 shares outstanding                        --               --
Paidin capital                                                                  1,786,479        1,788,567
Retained earnings                                                                 133,614               --
Accumulated other comprehensive income                                              9,424               --
Deferred compensation                                                             (2,012)          (1,700)
                                                                              -----------      -----------
                                                                                1,977,505        1,836,867
Treasury stock, 358,233 shares, at cost                                           (5,011)
                                                                              -----------      -----------
TOTAL STOCKHOLDERS' EQUITY                                                      1,972,494        1,836,867
                                                                              -----------      -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                    $ 4,170,228      $ 4,281,984
                                                                              ===========      ===========


SAME STORE RESULTS
(DOLLARS IN THOUSANDS)


                                                              FOR THE THREE MONTHS
                                                                ENDED DECEMBER 31,       CHANGE
                                                                ------------------       ------
                                                                 1999       1998        $        %
                                                               -------    -------    -------    -----

Property Revenues (excluding straightline rent adjustment)     $82,252    $80,490    $ 1,762      2.2%
Straight-line rent adjustment                                    3,187      4,294     (1,107)   -25.8%
                                                               -------    -------    -------    -----
Total Property Revenues                                         85,439     84,784        655      0.8%
                                                               -------    -------    -------    -----
Real Estate Taxes                                               11,162     10,686        476      4.5%
Controllable Expenses (a)                                       18,395     18,320         75      0.4%
                                                               -------    -------    -------    -----
Total Property Operating Expenses                               29,557     29,006        551      1.9%
                                                               -------    -------    -------    -----
Net Operating Income--GAAP Basis                               $55,882    $55,778    $   104      0.2%
                                                               =======    =======    =======    =====
Operating Margin--GAAP Basis                                     65.4%      65.8%      -0.4%
                                                               =======    =======    =======    =====
Net Operating Income--Cash Basis                               $52,695    $51,484    $ 1,211      2.4%
                                                               =======    =======    =======    =====
Lease Settlements (included in Property Revenues)                  N/A        N/A        N/A      N/A
Operating Margin (GAAP)--excluding Lease Settlements               N/A        N/A        N/A

Percentage Leased at end(12/31/99)/ start(10/1/98) of period      97.5%      97.6%      -0.1%
Office Properties                                                   19

Total Square Footage                                         9,580,210



                                                                  FOR THE YEAR
                                                                ENDED DECEMBER 31,            CHANGE
                                                              ------------------------------------------
                                                                1999         1998         $           %

Property Revenues (excluding straightline rent adjustment)    $253,176    $241,934    $ 11,242       4.6%
Straight-line rent adjustment                                    9,286      10,910      (1,624)    -14.9%
                                                              --------    --------    --------     -----
Total Property Revenues                                        262,462     252,844       9,618       3.8%
                                                              --------    --------    --------     -----
Real Estate Taxes                                               40,532      38,729       1,803       4.7%
Controllable Expenses (a)                                       53,521      51,610       1,911       3.7%
                                                              --------    --------    --------     -----
Total Property Operating Expenses                               94,053      90,339       3,714       4.1%
                                                              --------    --------    --------     -----
Net Operating Income--GAAP Basis                              $168,409    $162,505    $  5,904       3.6%
                                                              ========    ========    ========     =====
Operating Margin--GAAP Basis                                      64.2%       64.3%       -0.1%
                                                              ========    ========    ========     =====
Net Operating Income--Cash Basis                              $159,123    $151,595    $  7,528       5.0%
                                                              ========    ========    ========     =====
Lease Settlements (included in Property Revenues)                  N/A         N/A         N/A       N/A
Operating Margin (GAAP)--excluding Lease Settlements               N/A         N/A         N/A

Percentage Leased at end(12/31/99)/ start(1/1/98) of period       97.2%       96.9%        0.2%
Office Properties                                                   14

Total Square Footage                                         7,432,754


(a) Controllable expenses are defined as Operating Expenses excluding real estate tax expense.

Minority Sharing in Cash Flows and Residual Proceeds

         Seven of the Company's properties are held in partnerships which allow the Company's partners to participate in the cash flows of their respective properties. The following discussion provides the details of partner's participation in the cash flow of each of the respective properties.

Norwest Center

         Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. The remaining cash flow is paid first to Cornerstone, as a 7% cumulative preference return on its capital base of $92.3 million ($6,461,000), and then any remaining cash flow is split 50% to Cornerstone and 50% to their partner, Sixth & Marquette Limited Partnership ("S&M"). Should cash flow be insufficient to pay the preference return ("Preference Deficit"), it will accumulate and earn interest at 7%. Any Preference Deficit will be paid as the first priority payment after debt service. Cash flow and earnings for the twelve months of 1999 were split 74.4% to Cornerstone and 25.6% to S&M. Sales proceeds from Norwest Center will be split as follows as of December 31, 1999:

         1)  To Debt         $110.0 million
         2)  To Cornerstone    92.3 million
         3)  To Cornerstone     9.3 million
         4)  To Cornerstone     1.0 million
         5)  To S&M            31.8 million
         6)  The remaining proceeds will be split 50/50 among the two partners.

Washington Mutual Tower

         Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. The remaining cash flow is paid first to Cornerstone as a 9.53% preference return on its capital base of $47.0 million ($4,479,000); next to pay the Preference Deficit on the second preference return (currently $9.2 million); then to Cornerstone as an 8% second preference return on its capital base of $100.0 million ($8,000,000). Any remaining cash flow is split 50% to Cornerstone and 50% to 1212 Partnership, Cornerstone's partner. The cumulative Preference Deficit earns interest at a rate of 8% until it is repaid. 1212 Partnership does not currently share in the cash flow from Washington Mutual Tower. With regard to the sale of the building, the Company will receive the first $156.8 million of proceeds after repayment of the $79.1 million mortgage ($235.9 million in total proceeds). Any proceeds above this amount will be split 50/50 with Cornerstone's partners.

191 Peachtree Street

         Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. Cornerstone receives the remaining cash flow until such time as its cumulative undistributed preferred return ($15.3 million as of 12/31/99) has been reimbursed. Excess cash flow will be split 80% to Cornerstone and 20% to CH Associates, Ltd. Sales proceeds from 191 Peachtree Street will be split as follows as of December 31, 1999:

     1) To Debt                                $  1.8 million
     2) To Cornerstone (as partial holder
        Of the debt)                           $156.7 million
     3) To Cornerstone for its undistributed
        preferred return                       $ 15.3 million
     4) To Cornerstone for its priority capital
        contribution                           $145.0 million

500 Boylston and 222 Berkeley Street

         Distributions of cash flows and sales proceeds are shared in proportion to Cornerstone's 91.5% partnership interest and Hines' 8.5% partnership interest.

One Post Street, San Francisco

         Distributions of cash flows and sales proceeds are shared in proportion to Cornerstone's 50.0% interest and McKesson Corporation's 50.0% interest. This property is accounted for using the equity method of accounting.

120 Montgomery Street, San Francisco

         Distributions of cash flows and sales proceeds are shared in proportion to Cornerstone's 66.7% partnership interest and Sansome Partners III, L.P.'s 33.3% partnership interest.

DEVELOPMENTS
(As of 12/31/99)


                                                                                     COSTS
                                                                                    INCURRED     TOTAL       CURRENT
                        ESTIMATED PLACED IN                  NUMBER OF    SQUARE      AS OF     ESTIMATED   PERCENTAGE
(DOLLARS IN THOUSANDS   SERVICE DATE (A)     LOCATION        BUILDINGS     FEET     12/31/99    COSTS (A)     LEASED
---------------------   ----------------     --------        ---------     ----     --------    ---------     ------
WHOLLYOWNED
Seaport Plaza (b)              4Q/00      Redwood City, CA      1          160,000   $  17,029   $  40,100      100%
Concar (c)                     3Q/01      San Mateo, CA         2          200,000       1,598      52,300        0%
Parkside Towers (d)            4Q/01      Foster City, CA       2          398,000      38,437     132,300       41%
----------------------------   -----      -----------------    ---      ----------   ---------   ---------      ---
  TOTAL                                                                    758,000   $  57,064   $ 224,700       43%
----------------------------   -----      -----------------    ---      ----------   ---------   ---------      ---
TAKE OUTPROJECTS
US Banc Corp Center (e)        2Q/00      Minneapolis, MN       1          929,000   $     168   $ 168,000       79%
----------------------------   -----      -----------------    ---      ----------   ---------   ---------      ---
  TOTAL                                                                    929,000   $     168   $ 168,000       79%
----------------------------   -----      -----------------    ---      ----------   ---------   ---------      ---
JOINT VENTURES
One Powell (f)                 3Q/01      San Francisco, CA     1           79,000   $      65   $  25,900        0%
Ferry Building (g)             3Q/02      San Francisco, CA     1          216,000       2,766      57,400        0%
Larkspur Landing (h)           2Q/03      Larkspur, CA          3          168,000         498      43,300        0%
First and Howard (i)           TBD        San Francisco, CA     4        1,169,000       2,571     365,000        0%
----------------------------   -----      -----------------    ---      ----------   ---------   ---------      ---
  TOTAL                                                                  1,632,000   $   5,900   $ 491,600        0%
----------------------------   -----      -----------------    ---      ----------   ---------   ---------      ---

GRAND TOTAL/WEIGHTED AVERAGE                                             3,319,000   $  63,132   $ 884,300       32%
----------------------------   -----      -----------------    ---      ----------   ---------   ---------      ---



                                        COST INCURRED AS OF
BALANCE SHEET RECONCILIATION                       12/31/99
----------------------------                       --------

WhollyOwned Developments                            $57,064
Take OutProjects                                        168
Joint Ventures                                        5,900
----------------------------                       --------
Developments in process                             $63,132
----------------------------                       --------


(a) The Estimated Placed in Service date represents the date the certificate of occupancy has been or is anticipated to be obtained. Subsequent to obtaining the certificate of occupancy, the property will undergo a lease up period, if it is not 100% prleased. The Total Estimated Costs include amounts attributable to tenanting the property.

(b) 100% preleased to a public software company for a twelve year lease term.

(c) 69year ground lease with a participation feature. The completion costs above assume an imputed land value of $7.5 million.

(d) Project features 381,000 rsf office, 17,000 rsf retail, three levels of parking and a oneacre park. Lease for remaining space is out for signature with the same public software company that has previously leased 41% of the project.

(e) Presale with the Ryan Companies.

(f) Bank of America to retain a 10% ownership in the asset, which includes 46,800 s.f. of retail space.

(g) Ferry Building is a 65 year master lease that provides for a 50% participation to the Port after receipt by Cornerstone of an 11% return on equity.

(h) Larkspur Landing is a joint venture project with Campus Properties which will include two office buildings, a hotel and a shared parking facility. The joint venture expects to sell off the hotel portion of the property. Campus will receive a promoted share of the cash flow above a cumulative preferred return to equity. After 5 years, Cornerstone has the option to acquire Campus' position by capitalizing the thencurrent rent and paying Campus its share of the value in excess of costs.

(i) The First & Howard urban campus will consist of 4 separate buildings. Each of the phases will involve one or two JV partners. The Cornerstone weighted average ownership of the entire project is anticipated to be 68%.

DEBT SUMMARY
(As of 12/31/99)
(Dollars in thousands)


                                                                  ALL IN/        PRINCIPAL     MATURITY      DUE AT     MATURITY
PROPERTY                                                       EFFECTIVE RATE     BALANCE        DATE       MATURITY    IN YEARS
------------------------------------------------------------   --------------    ---------     --------     --------    --------
SECURED MORTGAGE DEBT

TransPotomac Plaza                                                   7.28%            65,000      Oct00       65,000
West Wilshire Office and Medical                                     7.54%            16,727      Jan02       16,090
Searise Office Tower                                                 7.54%            11,470      Jan02       11,052
Exposition Centre                                                    8.00%             4,958      May02        4,760
Wilshire Palisades                                                   6.70%            28,201      Jul02       26,658
110 Atrium Place                                                     7.68%            20,936      Mar04       19,821
527 Madison Avenue and One Lincoln Centre                            7.47%            65,000      Oct04       65,000
Sixty State Street                                                   6.84%            76,993      Jan05       72,267
Island Corporate Center                                              6.70%            13,255      Apr05       12,275
Washington Mutual Tower                                              7.53%            79,100      Nov05       79,100
Janss Court                                                          8.69%            16,906      Dec05       15,575
Norwest Center                                                       8.74%           110,000      Dec05      110,000
Agoura Hills                                                         7.70%            11,564      Dec05        9,504
Bayhill 4,5,6 & 7                                                    8.35%            53,734      Dec06       45,878
Market Square and 200 Galleria                                       7.54%           120,000      Oct07      120,000
Corporate 500 Centre                                                 6.66%            88,424      Nov08       70,314
188 Embarcadero                                                      7.26%            15,606      Aug09       12,397
Centerside II                                                        7.26%            24,254      Aug09       19,266
700 North Brand                                                      7.26%            26,937      Aug09       21,397
Golden Bear Center                                                   7.26%            20,476      Aug09       16,265
Bixby Ranch                                                          7.26%            28,528      Aug09       22,661
One Memorial                                                         7.26%            63,119      Aug09       50,138
Peninsula Office Park 1,3,4,5,6,8 & 9                                7.23%            88,128      Nov09       70,026
Embarcadero Place A,B,C,D                                            7.23%            38,148      Nov09       30,313
201 California Street                                                7.23%            44,504      Nov09       35,363
Tower 56                                                             7.23%            25,024      Nov09       19,884
125 Summer Street                                                    7.23%            78,844      Nov09       62,649
------------------------------------------------------------   ----------      -------------    -------    ---------    --------
SECURED--FIXED                                                       7.44%         1,235,836               1,103,653         7.1
------------------------------------------------------------   ----------      -------------    -------    ---------    --------
SECURED--VARIABLE
Seaport Centre                               LIBOR plus 1.50%        6.89%            58,000      Dec00       58,000
The Pruneyard                                LIBOR plus 2.00%        7.39%            60,947      Mar00       60,947
Convertible Promissory Note due 2001 (a)     8.11%max                5.89%            12,926      Jan01       12,926
120 Montgomery                               LIBOR plus 1.40%        6.79%            48,160      Nov02       46,342
Norris Tech Center                           LIBOR plus 1.65%        7.04%            16,066      Dec03       14,818
Other loans                                   Various              Various               245    Various          245
------------------------------------------------------------   ----------      -------------    -------    ---------    --------
 SECURED--VARIABLE                                                   7.03%           196,344                 193,278         1.4
------------------------------------------------------------   ----------      -------------    -------    ---------    --------
TOTAL SECURED DEBT                                                   7.38%         1,432,180               1,296,931         6.4
------------------------------------------------------------   ----------      -------------    -------    ---------    --------
                                             Libor + 140 bp
                                             plus facility
                                             fee of 40bp on
                                             unused portion
$550.0 Million Line of Credit                of Line of Credit       6.66%           329,000      Nov01      329,000
------------------------------------------------------------   ----------      -------------    -------    ---------    --------
TOTAL LINES OF CREDIT--VARIABLE                                      6.66%           329,000                 329,000         1.9
------------------------------------------------------------   ----------      -------------    -------    ---------    --------
TOTAL CONSOLIDATED DEBT--FIXED                                       7.44%     $   1,235,836    $          1,103,653         7.1
------------------------------------------------------------   ----------      -------------    -------    ---------    --------
TOTAL CONSOLIDATED DEBT--VARIABLE                                    6.84%     $     525,344    $            522,278         1.7
============================================================   ==========      =============    =======    =========    ========
Net premium on mark to market adjustment                                              16,151
------------------------------------------------------------   ----------      -------------    -------    ---------    --------
TOTAL CONSOLIDATED DEBT                                              7.15%     $   1,777,331    $          1,625,931         5.5
------------------------------------------------------------   ----------      -------------    -------    ---------    --------
One Post                                                             7.44%            17,050      Dec02       16,112
============================================================   ==========      =============    =======    =========    ========
COMPANY'S PRO RATA SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT        7.44%     $      17,050    $             16,112         2.9
============================================================   ==========      =============    =======    =========    ========
TOTAL CONSOLIDATED AND UNCONSOLIDATED PRORATA SHARE OF JOINT
VENTURE DEBT                                                         7.29%     $   1,794,381    $          1,642,043         5.5
============================================================   ==========      =============    =======    =========    ========


(a)  Note is unsecured.

DEBT MATURITY SCHEDULE ( EXCLUDES SCHEDULED PRINCIPAL PAYMENTS)
(As of 12/31/99)


                                               2000       2001       2002        2003        2004      2005      2006       2007
                                               ----       ----       ----        ----        ----      ----      ----       ----
SECURED DEBT
 The Pruneyard                              $  60,947
 TransPotomac Plaza                         $  65,000
 Seaport Centre                             $  58,000
 Other loans                                $     245
 West Wilshire Office and Medical                                 $   16,090
 Searise Office Tower                                             $   11,052
 Exposition Centre                                                $    4,760
 Wilshire Palisades                                               $   26,658
 120 Montgomery                                                   $   46,342
 One Post                                                         $   16,112
 Norris Tech Center                                                           $  14,818
 110 Atrium Place                                                                         $  19,821
 527 Madison Avenue and One Lincoln Centre                                                $  65,000
 Sixty State Street                                                                                  $  72,267
 Island Corporate Center                                                                             $  12,275
 Washington Mutual Tower                                                                             $  79,100
 Janss Court                                                                                         $  15,575
 Norwest Center                                                                                      $ 110,000
 Agoura Hills                                                                                        $   9,504
 Bayhill 4,5,6 & 7                                                                                              $ 45,878
 Market Square and 200 Galleria                                                                                           $ 120,000
 Corporate 500 Centre
 188 Embarcadero
 Centerside II
 700 North Brand
 Golden Bear Center
 Bixby Ranch
 One Memorial
 Peninsula Office Park 1,3,4,5,6,8 & 9
 Embarcadero Place A,B,C,D
 201 California Street
 Tower 56
 125 Summer Street

                                            ---------  ---------  ----------  ---------   ---------  ---------  --------  ---------
TOTAL SECURED DEBT                           184,192                 121,014     14,818      84,821    298,721    45,878    120,000
                                            ---------  ---------  ----------  ---------   ---------  ---------  --------  ---------



UNSECURED DEBT
 Convertible Promissory Note due 2001                  $  12,926
 $550.0 Million Line of Credit                         $ 329,000
                                            ---------  ---------  ----------  ---------   ---------  ---------  --------  ---------
TOTAL UNSECURED DEBT                                   $ 341,926
                                            ---------  ---------  ----------  ---------   ---------  ---------  --------  ---------
TOTAL DEBT                                  $ 184,192  $ 341,926  $  121,014  $  14,818   $  84,821  $ 298,721  $ 45,878  $ 120,000
                                            ---------  ---------  ----------  ---------   ---------  ---------  --------  ---------




                                                 2008      2009   TOTAL
                                                 ----      ----   -----

SECURED DEBT

 The Pruneyard
 TransPotomac Plaza
 Seaport Centre
 Other loans
 West Wilshire Office and Medical
 Searise Office Tower
 Exposition Centre
 Wilshire Palisades
 120 Montgomery
 One Post
 Norris Tech Center
 110 Atrium Place
 527 Madison Avenue and One Lincoln Centre
 Sixty State Street
 Island Corporate Center
 Washington Mutual Tower
 Janss Court
 Norwest Center
 Agoura Hills
 Bayhill 4,5,6 & 7
 Market Square and 200 Galleria
 Corporate 500 Centre                          $ 70,314
 188 Embarcadero                                         $ 12,397
 Centerside II                                           $ 19,266
 700 North Brand                                         $ 21,397
 Golden Bear Center                                      $ 16,265
 Bixby Ranch                                             $ 22,661
 One Memorial                                            $ 50,138
 Peninsula Office Park 1,3,4,5,6,8 & 9                   $ 70,026
 Embarcadero Place A,B,C,D                               $ 30,313
 201 California Street                                   $ 35,363
 Tower 56                                                $ 19,884
 125 Summer Street                                       $ 62,649
                                               --------  ---------  -----------
TOTAL SECURED DEBT                               70,314   360,359   $ 1,300,117
                                               --------  ---------  -----------
UNSECURED DEBT
 Convertible Promissory Note due 2001
 $550.0 Million Line of Credit
                                               --------  ---------  -----------
TOTAL UNSECURED DEBT                                                $   341,926
                                               --------  ---------  -----------
TOTAL DEBT                                     $ 70,314  $ 360,359  $ 1,642,043
                                               --------  ---------  -----------


PORTFOLIO DATA

REGIONAL SUMMARY
(As of 12/31/99)



                   Square Feet    % Square Feet    % NOI    MSA's
                   -----------    -------------    -----    -----
ALL PROPERTIES      17,981,409                               16
CBD                  8,519,005         47.4%       53.8%
Suburban             9,462,404         52.6%       46.2%



REGIONAL DISTRIBUTION BASED ON NOI AND SQUARE FEET
(As of 12/31/99)


                           CBD                         Suburban                 All Properties
             ---------------------------  ----------------------------  -----------------------------
                         % Square                     % Square                      % Square
             Square Feet   Feet    % NOI  Square Feet    Feet    % NOI  Square Feet    Feet     % NOI
             ----------- --------  -----  ----------- --------   -----  ----------- --------    -----
Northeast    3,599,736     20.0%   26.1%    657,466       3.7%    4.1%   4,257,202      23.7%    30.2%
Central              0      0.0%    0.0%    976,079       5.4%    5.0%     976,079       5.4%     5.0%
Pacific      1,431,982      8.0%    6.8%  6,944,372      38.6%   33.7%   8,376,354      46.6%    40.6%
West         2,271,999     12.6%   13.2%    451,789       2.5%    1.7%   2,723,788      15.1%    14.9%
Southeast    1,215,288      6.8%    7.6%    432,698       2.4%    1.6%   1,647,986       9.2%     9.3%
             ---------     ----    ----     -------      ----    ----    ---------     -----    -----
  TOTAL      8,519,005     47.4%   53.8%  9,462,404      52.6%   46.2%  17,981,409     100.0%   100.0%
             ---------     ----    ----     -------      ----    ----    ---------     -----    -----

                                   [PIE CHART]

REGIONAL SUMMARY OF MSAS

(As of 12/31/99)


MSA                        STATE          # BUILDINGS        SQUARE FEET      % SQUARE FEET              % NOI
  --------------------------------------------------------------------------------------------------------------

 1 San Francisco              CA                      19          3,040,481              16.9%              16.9%
 2 Boston                     MA                       5          2,884,826              16.0%              20.1%
 3 Atlanta                    GA                       2          1,647,986               9.2%               9.3%
 4 Oakland                    CA                      12          1,601,849               8.9%               6.1%
 5 Seattle                    WA                       5          1,469,741               8.2%               7.8%
 6 San Jose                   CA                      10          1,188,229               6.6%               6.8%
 7 Minneapolis                MN                       1          1,117,439               6.2%               6.8%
 8 Los Angeles                CA                       9          1,108,009               6.2%               6.0%
 9 Washington D.C.            DC,VA                    5            993,411               5.5%               7.0%
10 Chicago                    IL                       5            976,079               5.4%               5.0%
11 Orange County              CA                       3            710,115               3.9%               2.7%
12 San Diego                  CA                       2            420,502               2.3%               1.2%
13 New York                   NY                       2            378,965               2.1%               3.1%
14 Ventura                    CA                       3            234,198               1.3%               0.9%
15 Salt Lake City             UT                       1            136,608               0.8%               0.3%
16 Sacremento                 CA                       1             72,971               0.4%               0.1%
   --------------------------------------------------------------------------------------------------------------
   Total                                              85         17,981,409               100%               100%
   --------------------------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------------------------

OCCUPANCY SUMMARY
(as of 12/31/99)


------------------------------------------------------------------------------------------------------------------------------------
                                                           SUMMARY BY REGION
----------------------------------------------------------------------------------------------------------------------------------
                                       SQUARE FOOTAGE                                    PERCENTAGE
                                OCCUPIED         LEASED    VACANT         TOTAL     OCCUPIED    LEASED       VACANT       TOTAL
----------------------------------------------------------------------------------------------------------------------------------
Central                          898,799         37,266      40,014      976,079    92.1%         3.8%         4.1%      100.0%
Northeast                      4,085,305         41,043     130,854    4,257,202    96.0%         1.0%         3.1%      100.0%
Southeast                      1,604,354          8,148      35,484    1,647,986    97.4%         0.5%         2.2%      100.0%
Southwest                              -              -           -            -     n/a          n/a          n/a         n/a
West                           2,644,123         19,650      60,015    2,723,788    97.1%         0.7%         2.2%      100.0%
Pacific                        7,927,666         86,680     267,508    8,281,854    95.7%         1.0%         3.2%      100.0%
TOTAL (1)                     17,160,247        192,787     533,875   17,886,909    95.9%         1.1%         3.0%      100.0%



                                                                 SUMMARY CBD VS SUBURBAN
-----------------------------------------------------------------------------------------------------------------------------------
                                       SQUARE FOOTAGE                                    PERCENTAGE
                                OCCUPIED         LEASED    VACANT         TOTAL     OCCUPIED    LEASED       VACANT       TOTAL
-----------------------------------------------------------------------------------------------------------------------------------


CBD                            8,233,304         66,104     219,597        8,519,005    96.6%         0.8%         2.6%      100.0%
Suburban                       8,926,943        126,683     314,278        9,367,904    95.3%         1.4%         3.4%      100.0%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL (1)                     17,160,247        192,787     533,875       17,886,909    95.9%         1.1%         3.0%      100.0%
-----------------------------------------------------------------------------------------------------------------------------------


(1) Excludes Pruneyard Inn square footage of 94,500 square feet

10 LARGEST TENANTS  BASED ON ANNUALIZED BASE RENT
(as of 12/31/99)


                                                                             PERCENTAGE OF
                                                                                 AGGREGATE                           PERCENTAGE OF
TENANT (a)                           NUMBER OF        WEIGHTED AVERAGE           PORTFOLIO          AGGREGATE            AGGREGATE
                                     BUILDINGS        REMAINING LEASE           ANNUALIZED           RENTABLE             OCCUPIED
                                                     TERM IN MONTHS (b)           RENT (c)        SQUARE FEET          SQUARE FEET
-----------------------------------------------------------------------------------------------------------------------------------
Norwest Corporation [Wells Fargo]        4                   181                      2.8%           795,424                 4.6%
Massachusetts Financial Services         1                   38                       2.4%           328,540                 1.9%
Hale & Dorr                              1                   162                      2.4%           319,501                 1.9%
Wachovia Bank                            1                   108                      2.2%           380,442                 2.2%
King & Spalding                          1                   118                      2.0%           314,443                 1.8%
The New England Life                     2                   331                      1.3%           199,054                 1.2%
Perkins Coie                             1                   132                      1.2%           240,127                 1.4%
Houghton Mifflin                         1                   86                       1.1%           225,883                 1.3%
PeopleSoft Corporation                   1                   105                      1.0%           210,940                 1.2%
McKesson                                 1                   157                      0.6%           132,476                 0.8%
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL \ WEIGHTED AVERAGE (b)                                123                     17.2%         3,146,830                18.3%
===================================================================================================================================


(a) Actual tenant may be a susidiary of, or an entity affiliated with, the named tenant.
(b) Weighted Average calculation based on aggregate rentable square footage occupied by each tenant.
(c) Annualized Rent is the monthly contractual base rent under existing leases as of December 31, 1999 multiplied by 12.

LEASE EXPIRATION (2)
(as of 12/31/99)


                                                          2000 AND
                                                    MONTH TO MONTH          2001         2002            2003           2004
----------------------------------------------------------------------------------------------------------------------------------
CENTRAL REGION TOTALS      Square Feet (1)                  80,970        49,850       97,110         213,608         51,825
                           % Square Feet (2)                  8.3%          5.1%         9.9%           21.9%           5.3%
                           Annualized Rent (3)           2,253,772     1,687,984    2,961,215       6,204,791      1,415,529
                           Number  of Leases                    14            10           15              21              8
                           Rent Per Square Foot            $ 27.83       $ 33.86      $ 30.49         $ 29.05        $ 27.31
----------------------------------------------------------------------------------------------------------------------------------
NORTHEAST REGION TOTALS    Square Feet (1)                  87,437       373,255      545,046         365,022        323,547
                           % Square Feet (2)                  2.1%          8.8%        12.8%            8.6%           7.6%
                           Annualized Rent (3)           3,250,895    18,313,294   19,806,301      11,960,067     12,402,884
                           Number  of Leases                    30            43           40              41             37
                           Rent Per Square Foot            $ 37.18       $ 49.06      $ 36.34         $ 32.77        $ 38.33
----------------------------------------------------------------------------------------------------------------------------------
SOUTHEAST REGION TOTALS    Square Feet (1)                  66,086       156,555      172,869          88,700         68,847
                           % Square Feet (2)                  4.0%          9.5%        10.5%            5.4%           4.2%
                           Annualized Rent (3)           1,343,120     3,839,761    3,729,017       2,173,371      1,839,882
                           Number  of Leases                    18            17           11              14             12
                           Rent Per Square Foot            $ 20.32       $ 24.53      $ 21.57         $ 24.50        $ 26.72
----------------------------------------------------------------------------------------------------------------------------------
SOUTHWEST REGION TOTALS    Square Feet (1)                       -             -            -               -              -
                           % Square Feet (2)                  0.0%          0.0%         0.0%            0.0%           0.0%
                           Annualized Rent (3)                   -             -            -               -              -
                           Number  of Leases                     -             -            -               -              -
                           Rent Per Square Foot                $ -           $ -          $ -             $ -            $ -
----------------------------------------------------------------------------------------------------------------------------------
WEST REGION TOTALS         Square Feet (1)                 189,901       160,389      290,002         567,617        416,243
                           % Square Feet (2)                  7.0%          5.9%        10.6%           20.8%          15.3%
                           Annualized Rent (3)           5,708,005     3,432,520    6,814,984      14,620,273     12,376,997
                           Number  of Leases                    37            26           27              35             32
                           Rent Per Square Foot            $ 30.06       $ 21.40      $ 23.50         $ 25.76        $ 29.74
----------------------------------------------------------------------------------------------------------------------------------
PACIFIC REGION TOTALS      Square Feet (1)                 832,072       850,257    1,250,943       1,201,684      1,049,810
                           % Square Feet (2)                 10.0%         10.3%        15.1%           14.5%          12.7%
                           Annualized Rent (3)          27,610,649    31,925,063   41,346,023      34,848,581     37,117,719
                           Number  of Leases                   177           149          187             172            137
                           Rent Per Square Foot            $ 33.18       $ 37.55      $ 33.05         $ 29.00        $ 35.36
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TOTALS           Square Feet (1)               1,256,466     1,590,306    2,355,970       2,436,631      1,910,272
                           % Square Feet (2)                  7.0%          8.9%        13.2%           13.6%          10.7%
                           Annualized Rent (3)          40,166,442    59,198,623   74,657,540      69,807,083     65,153,011
                           Number  of Leases                   276           245          280             283            226
                           Rent Per Square Foot            $ 31.97       $ 37.22      $ 31.69         $ 28.65        $ 34.11
----------------------------------------------------------------------------------------------------------------------------------


                                                                                         2009 AND
                                    2005          2006          2007          2008         BEYOND          TOTALS
------------------------------------------------------------------------------------------------------------------
CENTRAL REGION TOTALS              7,177        17,848       107,429       110,201        162,781         898,799
                                    0.7%          1.8%         11.0%         11.3%          16.7%           92.1%
                                 201,824       426,152     2,874,154     3,357,300      3,449,772      24,832,494
                                       2             3             5             2              1              81
                                 $ 28.12       $ 23.88       $ 26.75       $ 30.47        $ 21.19         $ 27.63
------------------------------------------------------------------------------------------------------------------
NORTHEAST REGION TOTALS          304,484       137,363       484,961       278,976      1,185,214       4,085,305
                                    7.2%          3.2%         11.4%          6.6%          27.8%           96.0%
                              12,113,187     5,823,427    19,945,157     7,859,464     41,029,022     152,503,700
                                      16            11            24            11             28             281
                                 $ 39.78       $ 42.39       $ 41.13       $ 28.17        $ 34.62         $ 37.33
------------------------------------------------------------------------------------------------------------------
SOUTHEAST REGION TOTALS           25,392       503,585             -       495,736         26,584       1,604,354
                                    1.5%         30.6%          0.0%         30.1%           1.6%           97.4%
                                 595,463    15,906,521             -    13,607,902        522,985      43,558,023
                                       6             4             -             4              2              88
                                 $ 23.45       $ 31.59           $ -       $ 27.45        $ 19.67         $ 27.15
------------------------------------------------------------------------------------------------------------------
SOUTHWEST REGION TOTALS                -             -             -             -              -               -
                                    0.0%          0.0%          0.0%          0.0%           0.0%            0.0%
                                       -             -             -             -              -               -
                                       -             -             -             -              -               -
                                     $ -           $ -           $ -           $ -            $ -             $ -
------------------------------------------------------------------------------------------------------------------
WEST REGION TOTALS                72,122        13,471       149,389           366        784,623       2,644,123
                                    2.6%          0.5%          5.5%          0.0%          28.8%           97.1%
                               1,967,164       351,287     3,615,293         9,842     27,918,762      76,815,126
                                      13             4             2             1              8             185
                                 $ 27.28       $ 26.08       $ 24.20       $ 26.89        $ 35.58         $ 29.05
------------------------------------------------------------------------------------------------------------------
PACIFIC REGION TOTALS            453,316       497,436       585,407       554,594        652,147       7,927,666
                                    5.5%          6.0%          7.1%          6.7%           7.9%           95.7%
                              13,764,469    12,717,534    20,163,461    16,649,689     16,453,032     252,596,220
                                      49            29            15            22             56             993
                                 $ 30.36       $ 25.57       $ 34.44       $ 30.02        $ 25.23         $ 31.86
------------------------------------------------------------------------------------------------------------------
PORTFOLIO TOTALS                 862,491     1,169,703     1,327,186     1,439,873      2,811,349      17,160,247
                                    4.8%          6.5%          7.4%          8.0%          15.7%           95.9%
                              28,642,107    35,224,921    46,598,065    41,484,197     89,373,573     550,305,562
                                      86            51            46            40             95           1,628
                                 $ 33.21       $ 30.11       $ 35.11       $ 28.81        $ 31.79         $ 32.07
------------------------------------------------------------------------------------------------------------------


 (1) Total net rentable square feet represented by expiring leases.
 (2) Percentage of total net rentable feet represented by expiring leases.
 (3) Annualized Rent is the monthly contractual rent under existing leases as of December 31, 1999 multiplied by 12. This amount reflects total base rent before any rent abatements, but includes expense reimbursements. Total rent abatements for leases in effect as of December 31, 1999 for the 12 months ending December 31, 2000 are approximately $7.0 million.

ROLLOVER OF TOP 10 MARKETS  BASED ON ANNUALIZED RENT
(as of 12/31/99)


                              EXPIRATION YEAR
                     ------------------------------------------------
                          2000          2001        2002        TOTAL
                     ------------------------------------------------
                          PERCENTAGE OF TOTAL PORTFOLIO RENT EXPIRING
                     ------------------------------------------------

Boston, MA               0.09%         1.45%       2.99%        4.53%
San Francisco, CA        0.91%         0.72%       1.71%        3.35%
Atlanta, GA              0.25%         0.72%       0.70%        1.67%
Seattle, WA              0.34%         0.38%       1.04%        1.76%
Washington DC            0.29%         0.60%       0.18%        1.06%
Minneapolis, MN          0.56%         0.06%       0.17%        0.79%
San Jose, CA             0.38%         0.88%       0.49%        1.75%
Oakland, CA              2.19%         2.71%       3.05%        7.96%
Los Angeles, CA          0.72%         1.09%       1.05%        2.85%
Chicago, IL              0.42%         0.32%       0.56%        1.30%


PORTFOLIO BY SIC CODE
(As of 12/31/99)


                                                                                           PERCENT OF TOTAL
   SIC CODE     STANDARD INDUSTRIAL CLASSIFICATION             OCCUPIED SQUARE FEET      OCCUPIED PORTFOLIO
------------------------------------------------------------------------------------------------------------
      73        Business Services                                            2,415,263                14.1%
      81        Legal Services                                               2,969,877                17.3%
      60        Financial Institutions                                       1,895,294                11.0%
      48        Communications                                                 410,585                 2.4%
      87        Engineering & Management/ Consulting Services                1,474,532                 8.6%
      62        Securities & Commodities Brokers                             1,822,850                10.6%
      63        Insurance Carriers                                           1,495,508                 8.7%
      91        Government                                                     122,408                 0.7%
      13        Oil & Gas                                                       39,724                 0.2%
      65        Real Estate                                                    468,222                 2.7%
      72        Retail/Personal Services                                        22,236                 0.1%
      64        Insurance Agents & Related Services                             97,944                 0.6%
      50        Wholesale goods                                                719,265                 4.2%
      47        Transportation                                                 106,353                 0.6%
      35        Equipment Manufacturing                                        310,141                 1.8%
      20        Food & Beverage                                                468,652                 2.7%
      27        Publishing                                                     445,109                 2.6%
      82        Educational Services                                           109,991                 0.6%
      15        Construction                                                    20,300                 0.1%
      80        Health Services                                                219,851                 1.3%
      08        Forestry                                                             -                 0.0%
      83        Social Services                                                 39,018                 0.2%
    Various     Other                                                        1,487,124                 8.7%
------------------------------------------------------------------------------------------------------------
                   SQUARE FEET OCCUPIED BY TENANTS AT 12/31/99              17,160,247                 100%
============================================================================================================


OFFICE PROPERTY STATISTICS
(as of 12/31/99)



                                                                                                   Percent of Total
                                                                                    Approximate      Portfolio
PRIMARY MARKET                                           Number of   Year Built   Rentable Square    Rentable       Percent
                                                         Buildings   /Renovated         Feet        Square Feet     Occupied
                                           SUB MARKET
--------------------------------------------------------------------------------------------------------------------------------
CENTRAL REGION
CHICAGO
                                          LAKE COUNTY
Corporate 500 Centre (k)                                       4        1986/1990        679,039       3.8%         98.9%
                                            OAK BROOK
One Lincoln Centre                                             1          1986           297,040       1.7%         76.6%
--------------------------------------------------------------------------------------------------------------------------------
CENTRAL REGION TOTAL/WEIGHTED AVERAGE                          5                         976,079       5.5%         92.1%
--------------------------------------------------------------------------------------------------------------------------------
NORTHEAST REGION
BOSTON
                                       EAST CAMBRIDGE
One Memorial Drive (b)                                         1          1985           352,764       2.0%         99.8%
                                   FINANCIAL DISTRICT
125 Summer Street                                              1          1989           463,691       2.6%         67.5%
Sixty State Street (a)                                         1          1979           823,014       4.6%         99.9%
                                             BACK BAY
500 Boylston Street                                            1          1988           714,513       4.0%         100.1%
222 Berkeley Street                                            1          1991           530,844       3.0%         99.8%
NEW YORK
                                       PARK/LEXINGTON
Tower 56                                                       1          1983           163,633       0.9%         99.2%
                                       MADISON AVENUE
527 Madison Avenue                                             1          1986           215,332       1.2%         99.5%
WASHINGTON D.C.
                                                  CBD
Market Square (j)                                              2          1990           688,709       3.9%         99.3%
                                  ALEXANDRIA/OLD TOWN
11 Canal Center                                                1          1986            70,365       0.4%         95.5%
99 Canal Center                                                1          1986           137,945       0.8%         97.6%
TransPotomac Plaza                                             1          1983            96,392       0.5%         93.8%
--------------------------------------------------------------------------------------------------------------------------------
NORTHEAST REGION TOTAL/WEIGHTED AVERAGE                        12                      4,257,202      23.8%         96.0%
--------------------------------------------------------------------------------------------------------------------------------
SOUTHEAST REGION
ATLANTA
                                                  CBD
191 Peachtree Street (d)                                       1          1991         1,215,288       6.8%         97.7%
                                            NORTHEAST
200 Galleria                                                   1          1985           432,698       2.4%         96.4%
--------------------------------------------------------------------------------------------------------------------------------
SOUTHEAST REGION TOTAL/WEIGHTED AVERAGE                        2                       1,647,986       9.2%         97.4%
--------------------------------------------------------------------------------------------------------------------------------
WEST REGION
MINNEAPOLIS
                                      MINNEAPOLIS CBD
Norwest Center (i)                                             1          1988         1,117,439       6.2%         100.0%
SALT LAKE CITY
                                  CENTRAL VALLEY EAST
U.S. West (c)                                                  1          1985           136,608       0.8%         76.0%
SEATTLE
                                         BELLEVUE CBD
110 Atrium Place (c)                                           1          1981           215,172       1.2%         100.0%
                                                  CBD
Washington Mutual Tower (e)                                    3          1988         1,154,560       6.5%         96.6%
                                        I-90 CORRIDOR
Island Corporate Center (c)                                    1          1987           100,009       0.6%         92.7%
--------------------------------------------------------------------------------------------------------------------------------
WEST REGION TOTAL/WEIGHTED AVERAGE                             7                       2,723,788      15.2%         97.1%
--------------------------------------------------------------------------------------------------------------------------------
PACIFIC REGION
LOS ANGELES
                                            BRENTWOOD
West Wilshire (c)                                              2       1960 - 1976       235,787       1.3%         94.4%
                                             GLENDALE
700 North Brand (c)                                            1          1981           202,531       1.1%         94.2%
                                         SANTA MONICA
429 Santa Monica (c)                                           1          1982            83,243       0.5%         85.2%
Commerce Park (c)                                              1          1977            94,367       0.5%         78.5%
Janss Court (c)(l)                                             1          1989           125,709       0.7%         100.0%
Searise Office Tower (c)                                       1          1975           122,292       0.7%         100.0%
Wilshire Palisades (h)                                         1          1981           186,714       1.0%         99.5%
                                             WESTWOOD
Warner Park Center (c)                                         1          1986            57,366       0.3%         100.0%
OAKLAND
                                             BERKELEY
Golden Bear Center (c)                                         1          1986           160,587       0.9%         98.9%
                                              CONCORD
Corporate Centre (c)                                           2       1985 - 1987       329,348       1.8%         95.5%
                                           PLEASANTON
Park Plaza (c)                                                 1          1986            87,040       0.5%         100.0%
PeopleSoft (c)                                                 1          1984           277,562       1.6%         100.0%
                                            SAN RAMON
Norris Tech (c)                                                3       1984 - 1990       260,513       1.5%         96.3%
ADP Plaza (c)                                                  2       1987 - 1989       300,308       1.7%         95.2%
                                WALNUT CREEK DOWNTOWN
1600 South Main (c)                                            1          1983            83,277       0.5%         98.0%
                                       YGNACIO VALLEY
2700 Ygnacio Valley Road (c)                                   1          1984           103,214       0.6%         98.2%
ORANGE COUNTY
                                              AIRPORT
18301 Von Karman (c)                                           1          1991           219,508       1.2%         85.7%
                                       TOWN & COUNTRY
2677 North Main (c)                                            1          1987           213,318       1.2%         86.8%
                      UNCLASSIFIED WEST ORANGE COUNTY
Bixby Ranch (c)                                                1          1987           277,289       1.6%         95.4%
SACREMENTO
                                   POINT WEST/TRIBUTE
Exposition Centre (c)                                          1          1984            72,971       0.4%         70.3%
SAN DIEGO
                                       MISSION VALLEY


                                                                             Percent of
                                                                              Portfolio                  Annualized Rent
PRIMARY MARKET                                             Annualized Rent    Annualized    Number of     Per Occupied
                                                              (000's)(a)         Rent         Leases      Square Foot (a)
                                           SUB MARKET
------------------------------------------------------------------------------------------------------------------------
CENTRAL REGION
CHICAGO
                                          LAKE COUNTY
Corporate 500 Centre (k)                                       18,555           3.4%           42          $27.64
                                            OAK BROOK
One Lincoln Centre                                              6,278           1.1%           39          $27.59
------------------------------------------------------------------------------------------------------------------------
CENTRAL REGION TOTAL/WEIGHTED AVERAGE                          24,833           4.5%           81          $27.63
------------------------------------------------------------------------------------------------------------------------
NORTHEAST REGION
BOSTON
                                       EAST CAMBRIDGE
One Memorial Drive (b)                                         12,751           2.3%           12          $36.21
                                   FINANCIAL DISTRICT
125 Summer Street                                              12,247           2.2%           20          $39.12
Sixty State Street (a)                                         30,149           5.5%           33          $36.68
                                             BACK BAY
500 Boylston Street                                            20,602           3.7%           30          $28.80
222 Berkeley Street                                            18,576           3.4%           30          $35.06
NEW YORK
                                       PARK/LEXINGTON
Tower 56                                                        7,752           1.4%           42          $47.73
                                       MADISON AVENUE
527 Madison Avenue                                             12,226           2.2%           21          $57.09
WASHINGTON D.C.
                                                  CBD
Market Square (j)                                              29,597           5.4%           57          $43.26
                                  ALEXANDRIA/OLD TOWN
11 Canal Center                                                 1,817           0.3%           6           $27.05
99 Canal Center                                                 3,626           0.7%           18          $26.93
TransPotomac Plaza                                              2,270           0.4%           12          $25.11
------------------------------------------------------------------------------------------------------------------------
NORTHEAST REGION TOTAL/WEIGHTED AVERAGE                       151,613          27.6%          281          $37.11
------------------------------------------------------------------------------------------------------------------------
SOUTHEAST REGION
ATLANTA
                                                  CBD
191 Peachtree Street (d)                                       34,317           6.2%           31          $28.90
                                            NORTHEAST
200 Galleria                                                    9,241           1.7%           57          $22.16
------------------------------------------------------------------------------------------------------------------------
SOUTHEAST REGION TOTAL/WEIGHTED AVERAGE                        43,558           7.9%           88          $27.15
------------------------------------------------------------------------------------------------------------------------
WEST REGION
MINNEAPOLIS
                                      MINNEAPOLIS CBD
Norwest Center (i)                                             40,302           7.3%           35          $36.07
SALT LAKE CITY
                                  CENTRAL VALLEY EAST
U.S. West (c)                                                   1,920           0.3%           17          $18.51
SEATTLE
                                         BELLEVUE CBD
110 Atrium Place (c)                                            4,855           0.9%           30          $22.56
                                                  CBD
Washington Mutual Tower (e)                                    28,132           5.1%           82          $25.23
                                        I-90 CORRIDOR
Island Corporate Center (c)                                     2,124           0.4%           21          $22.92
------------------------------------------------------------------------------------------------------------------------
WEST REGION TOTAL/WEIGHTED AVERAGE                             77,333          14.1%          185          $29.25
------------------------------------------------------------------------------------------------------------------------
PACIFIC REGION
LOS ANGELES
                                            BRENTWOOD
West Wilshire (c)                                               5,195           0.9%           51          $23.35
                                             GLENDALE
700 North Brand (c)                                             5,237           1.0%           19          $27.46
                                         SANTA MONICA
429 Santa Monica (c)                                            1,828           0.3%           34          $25.77
Commerce Park (c)                                               1,390           0.3%           9           $18.77
Janss Court (c)(l)                                              3,468           0.6%           21          $27.59
Searise Office Tower (c)                                        3,639           0.7%           27          $29.76
Wilshire Palisades (h)                                          8,046           1.5%           14          $43.33
                                             WESTWOOD
Warner Park Center (c)                                          1,766           0.3%           7           $30.78
OAKLAND
                                             BERKELEY
Golden Bear Center (c)                                          5,237           1.0%           19          $32.98
                                              CONCORD
Corporate Centre (c)                                            3,057           0.6%           56           $9.72
                                           PLEASANTON
Park Plaza (c)                                                  1,763           0.3%           9           $20.25
PeopleSoft (c)                                                  7,120           1.3%           5           $25.65
                                            SAN RAMON
Norris Tech (c)                                                 4,255           0.8%           7           $16.96
ADP Plaza (c)                                                  43,885           8.0%           23          $153.52
                                WALNUT CREEK DOWNTOWN
1600 South Main (c)                                             1,951           0.4%           17          $23.91
                                       YGNACIO VALLEY
2700 Ygnacio Valley Road (c)                                    1,936           0.4%           27          $19.10
ORANGE COUNTY
                                              AIRPORT
18301 Von Karman (c)                                            4,728           0.9%           32          $25.14
                                       TOWN & COUNTRY
2677 North Main (c)                                             3,753           0.7%           22          $20.27
                      UNCLASSIFIED WEST ORANGE COUNTY
Bixby Ranch (c)                                                 6,499           1.2%           48          $24.57
SACREMENTO
                                   POINT WEST/TRIBUTE
Exposition Centre (c)                                           1,076           0.2%           14          $20.98
SAN DIEGO
                                       MISSION VALLEY



                                                                                                   Percent of Total
                                                                                    Approximate      Portfolio
PRIMARY MARKET                                           Number of   Year Built   Rentable Square    Rentable       Percent
                                                         Buildings   /Renovated         Feet        Square Feet     Occupied
                                           SUB MARKET
-------------------------------------------------------------------------------------------------------------------------------
Centerside II (c)                                              1          1987           286,949       1.6%         92.6%
Crossroads (c)                                                 1          1983           133,553       0.7%         100.0%
SAN FRANCISCO
                                           BURLINGAME
Bay Park Plaza (c)                                             2       1985 - 1998       257,058       1.4%         100.0%
One Bay Plaza (c)                                              1          1979           176,533       1.0%         99.1%
                                   FINANCIAL DISTRICT
120 Montgomery (c)                                             1          1955           420,310       2.3%         92.3%
188 Embarcadero (c)                                            1          1985            85,183       0.5%         98.9%
201 California (h)                                             1          1980           240,230       1.3%         90.8%
One Post (c)                                                   1          1969           391,450       2.2%         99.0%
                                         REDWOOD CITY
Seaport Centre (c)                                             1          1988           463,418       2.6%         100.0%
                                            SAN BRUNO
Bayhill  (c)                                                   4       1982 - 1987       514,255       2.9%         96.3%
                                            SAN MATEO
Peninsula Office Park (c)                                      7       1971 - 1998       492,044       2.8%         97.6%
SAN JOSE
                                                  CBD
10 Almaden (c)                                                 1          1989           294,809       1.6%         100.0%
                                             CAMPBELL
Pruneyard Inn (c)(g)                                           1          1989         na               na            na
Pruneyard Office (c)(f)                                        3       1971 - 1999       354,629       2.0%         95.4%
Pruneyard Shopping Center (c)                                  1          1970s          252,210       1.4%         90.3%
                                            PALO ALTO
Embarcadero Place (c)                                          4          1984           192,081       1.1%         100.0%
VENTURA
                                        CONEJO VALLEY
Agoura Hills (c)                                               1          1987           115,208       0.6%         99.8%
Westlake Spectrum (c)                                          2          1990           118,990       0.7%         97.2%
-------------------------------------------------------------------------------------------------------------------------------
PACIFIC REGION TOTAL/WEIGHTED AVERAGE                          59                      8,281,854      46.3%         95.7%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Total/Weighted Average                               85                     17,886,909     100.0%         95.9%
===============================================================================================================================



                                                                                Percent of
                                                                                 Portfolio                  Annualized Rent
PRIMARY MARKET                                                Annualized Rent    Annualized    Number of     Per Occupied
                                                                 (000's)(a)         Rent         Leases      Square Foot (a)
                                           SUB MARKET
---------------------------------------------------------------------------------------------------------------------------
Centerside II (c)                                                  4,813           0.9%           43          $18.12
Crossroads (c)                                                     2,341           0.4%           11          $17.53
SAN FRANCISCO
                                           BURLINGAME
Bay Park Plaza (c)                                                 7,633           1.4%           12          $29.69
One Bay Plaza (c)                                                  4,372           0.8%           48          $24.99
                                   FINANCIAL DISTRICT
120 Montgomery (c)                                                11,214           2.0%           84          $28.91
188 Embarcadero (c)                                                3,378           0.6%           10          $40.10
201 California (h)                                                 8,425           1.5%           9           $38.62
One Post (c)                                                      10,762           2.0%           32          $27.77
                                         REDWOOD CITY
Seaport Centre (c)                                                16,521           3.0%           15          $35.65
                                            SAN BRUNO
Bayhill  (c)                                                      14,421           2.6%           45          $29.13
                                            SAN MATEO
Peninsula Office Park (c)                                         17,810           3.2%           38          $37.07
SAN JOSE
                                                  CBD
10 Almaden (c)                                                     7,933           1.4%           23          $26.91
                                             CAMPBELL
Pruneyard Inn (c)(g)                                            na                  na            na            na
Pruneyard Office (c)(f)                                           10,532           1.9%           82          $31.12
Pruneyard Shopping Center (c)                                      4,913           0.9%           51          $21.56
                                            PALO ALTO
Embarcadero Place (c)                                              6,839           1.2%           8           $35.60
VENTURA
                                        CONEJO VALLEY
Agoura Hills (c)                                                   2,388           0.4%           11          $20.77
Westlake Spectrum (c)                                              2,657           0.5%           10          $22.97
---------------------------------------------------------------------------------------------------------------------------
PACIFIC REGION TOTAL/WEIGHTED AVERAGE                            252,779          46.0%          993          $31.89
---------------------------------------------------------------------------------------------------------------------------
Portfolio Total/Weighted Average                                 550,115         100.0%        1,628          $32.06
===========================================================================================================================



(a) On December 31, 1997, the Company purchased the second mortgage on Sixty State Street. The mortgage is a cash flow mortgage through which all the economic benefits/risks (subject to the first mortgage) will inure to the Company. The Company controls all major decisions regarding management and leasing. The total purchase price for the second mortgage was $131.5 million.

(b)  The Property was acquired by the Company in April 1998.

(c)  Property acquired as a result of the Wilson acquisition in December 1998.

(d) While the Company's stated interest in the partnership that owns 191 Peachtree Street is 80%, its economic interest is significantly larger since it has acquired the first mortgage note on the Property in the amount of $145 million, which earns interest at 9.375%, and will receive a priority distribution on its acquired capital base. The partner in the transaction, CH Associates, Ltd., receives an annual incentive distribution of $250,000 which the Company expects it will continue to receive under the partnership agreement through February 28, 2000, with the Company receiving the remainder of the cash flow of the property.

(e) While the Company's stated interest in the partnership which owns Washington Mutual Tower is 50%, its economic interest in the Property is significantly larger because of priority distributions it receives on its invested capital base. For the quarter ended June 30, 1999, the Company received 100% of the cash distributions from the partnership that owns Washington Mutual Tower.

(f) Pruneyard Place construction was completed and occupied on April 1, 1999. The building was entirely preleased.

(g) The Pruneyard Inn is a 94,500 sf threestory hotel. A 25,000 square foot expansion was completed in May 1999, increasing the number of rooms from 118 to 172.

(h)  The Property was acquired by the Company in June 1998.

(i) While the Company's stated interest in the partnership which owns Norwest Center is 50%, its economic interest in the Property is significantly larger because of priority distributions it receives on its invested capital base. For the quarter ended June 30, 1999, the Company's share of earnings and cash distributions from the partnership that owns Norwest Center was 77.2%.

(j) During 1998, through a series of transactions, the Company acquired partnership interests with a stated interest of approximately 70% in the partnerships that own Market Square. The Company's economic interest is significantly larger since it has acquired the first mortgage note on the Property in the amount of $181 million which earns interest at 9.75%, and will receive a priority distribution on its acquired capital base. In addition, the Company acquired a "buffer loan", with accrued principal and interest of $49.0 million at purchase, which accrues interest at a rate of 11% per annum and is payable from cash flow, refinancing or sales proceeds from Market Square in excess of the first mortgage. During the quarter ended September 30, 1999, the Company received 100% of the cash flow from the Property.

(k) The Property was acquired by the Company in January 1998.

(l) Janss Court is a sevenstory, 125,000 square foot Class A mixeduse building. Along with 92,000 square feet of retail and office space, Janss Court offers 32 apartments for a total of 33,000 rentable square feet of residential space.

                              OFFICE MARKET GRAPHS

THE 54 MAJOR U.S. OFFICE MARKETS
COMPLETIONS, NET ABSORPTION* AND VACANCY RATES


                                   [CHART]


SOURCE: CB COMMERCIAL REAL ESTATE GROUP, INC./TORTO WHEATON RESEARCH AS OF 4TH QUARTER 1999

* CB Commercial Real Estate Group, Inc. / Torto Wheaton Research defines net absorption as the net change in multitenant occupied stock, in square feet, during that period.

THE COMPANY'S 10 LARGEST MARKETS
NET ABSORPTION *, COMPLETIONS AND VACANCY RATES


                                   [CHART]


SOURCE: CB COMMERCIAL REAL ESTATE GROUP, INC./TORTO WHEATON RESEARCH AS OF 4TH QUARTER 1999

* CB Commercial Real Estate Group, Inc. / Torto Wheaton Research defines net absorption as the net change in multitenant occupied stock, in square feet, during that period.

FOR THE COMPANY'S 10 LARGEST MARKETS
VACANCY RATES OF CLASS A OFFICE SPACE
COMPARED TO VACANCY RATES FOR ALL OFFICE SPACE



                     Direct Vacancy Rate for Class A   Direct Vacancy Rate for All   CPP's Direct Vacancy Rate for
                              Office Space*                   Office Space*                   Office Space
                     -------------------------------   ---------------------------   -----------------------------
Boston, MA                                   5.6%                          5.9%                            4.3%
San Francisco, CA                            3.0%                          3.0%                            2.0%
Atlanta, GA                                  9.0%                         10.4%                            2.2%
Seattle, WA                                  3.1%                          3.8%                            1.8%
Washington DC                                4.6%                          5.3%                            0.6%
Minneapolis, MN                              6.5%                          7.7%                            0.0%
San Jose, CA                                 6.5%                          5.4%                            2.5%
Oakland, CA                                  7.8%                          7.9%                            2.1%
Los Angeles, CA                             14.8%                         14.4%                            5.1%
Chicago, IL                                  7.8%                          9.5%                            4.1%

------------------------------------------------------------------------------------------------------------------
All 10 Markets                               7.8%                          8.0%                            2.6%
==================================================================================================================


Markets ordered based on CPP Net Operating Income


*Data through December 31, 1999. CB Commercial Real Estate Group, Inc. / Torto Wheaton Research.